EXHIBIT 10.1

SECOND AMENDMENT TO

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into May 15, 2019 by and among INTEGRATED BIOPHARMA, INC., a corporation organized under the laws of the State of Delaware (“Integrated”), InB:MANHATTAN DRUG COMPANY, INC., a corporation organized under the laws of the State of New York (”MD”), AGROLABS, INC., a corporation organized under the laws of the State of New Jersey (“AL”), IHT HEALTH PRODUCTS, INC., a corporation organized under the laws of the State of Delaware (“IHT”), IHT PROPERTIES CORP., a corporation organized under the laws of the State of Delaware (“IHTP”), and VITAMIN FACTORY, INC. (also known as The Vitamin Factory), a corporation organized under the laws of the State of Delaware (“Vitamin”) (Integrated, MD, AL, IHT, IHTP and Vitamin, each a “Borrower”, and collectively “Borrowers”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

RECITALS

Whereas, Borrowers and PNC entered into a certain Revolving Credit, Term Loan and Security Agreement dated June 27, 2012 (which has been, is being, and may be further amended, replaced, restated, modified and/or extended from time to time, the “Loan Agreement”); and

Whereas, Borrowers and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)   ACKNOWLEDGMENT OF BALANCE.  Borrowers acknowledge that the most recent statement of account sent to Borrowers with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)  The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Beneficial Owner” shall mean, for each Borrower, each of the following: (a) each individual, if any who, directly or indirectly, owns 25% or more of such Borrower's Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct such Borrower.

“Certificate of Beneficial Ownership” shall mean, for each Borrower, a certificate in form and substance reasonably acceptable to Agent (as amended or modified by Agent from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of such Borrower.

“Second Amendment Closing Date” shall mean May 15, 2019.

(b)     The following definitions contained in Section 1.2 of the Loan Agreement are hereby deleted and are replaced to read as follows:

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the higher of (i) the Base Rate in effect on such day, (ii) the Federal Funds Open Rate in effect on such day plus .25% and (iii) the Daily LIBOR Rate plus 1%. For purposes of this definition, “Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the percentage prescribed by the Federal Reserve for determining the maximum reserve requirements with respect to any eurocurrency funding by banks on such day. For the purposes of this definition, “Published Rate” shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication determined by Agent).

“Contract Rate” shall have the meaning ascribed to such term in Section 3.1 hereof.

“Maximum Loan Amount” shall mean, as of the Second Amendment Closing Date, $11,585,175 minus repayments under the Term Loan on a go-forward basis, provided, however, for calculation of the Maximum Loan Amount in Section 13.1 herein the Maximum Loan Amount shall mean $11,585,175.

“Maximum Term Loan Amount” shall mean $3,585,175.

“Revolving Interest Rate” shall mean an interest rate per annum equal to (a) the Alternate Base Rate with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus two and one-half of one percent (2.50%) with respect to Eurodollar Rate Loans.

“Term Loan Rate” shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus one quarter of one percent (0.25%) with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus three percent (3.00%) with respect to Eurodollar Rate Loans.

“Termination Date” shall mean May 15, 2024 or such other date as the Lenders may agree in writing to extend the Termination Date until, without there being any obligation on the part of the Lenders to extend the Termination Date.

(c)     Subsection 2.4 is hereby deleted from the Loan Agreement and replaced to read as follows:

2.4     Term Loan. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make additional Advances so that the Term Loan to Borrowers is in an amount equal to the Maximum Term Loan Amount, on the Second Amendment Closing Date. The additional Advances made to Borrower as of the Second Amendment Closing Date shall be utilized by Borrower (i) to refinance the Subordinated Debt and (ii) to refinance the EGK Debt. The Term Loan shall be advanced on the Second Amendment Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: eighty-four (84) consecutive monthly principal installments, the first eighty-three (83) of which shall be in the amount of $42,681.00 commencing on the first Business Day of June, 2019, and continuing on the first Business Day of each month thereafter, with a final payment of any unpaid balance of principal and interest payable on the first Business Day of May, 2024, all as more particularly described in this Agreement and in the Note, and subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default under this Agreement, on the Termination Date and/or earlier termination of the Loan Agreement pursuant to the terms thereof. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached hereto as Exhibit 2.4. The Term Loan may consist of Domestic Rate Loans or Eurodollar Rate Loans, or a combination thereof, as Borrowing Agent may request. In the event that Borrowers desire to obtain or extend a Eurodollar Rate Loan or to convert a Domestic Rate Loan to a Eurodollar Rate Loan, Borrowing Agent shall comply with the notification requirements set forth in Sections 2.2(b) and (d) and the provisions of Sections 2.2(b) through (g) shall apply.

(d)     Subsection 3.4(b) is hereby deleted from the Loan Agreement and replaced to read as follows:

(b)     Collateral Monitoring Fee. Borrowers shall pay to Agent on the first day of each month following any month in which Agent performs any collateral monitoring - namely any field examination, collateral analysis or other business analysis, the need for which is to be determined by Agent and which monitoring is undertaken by Agent or for Agent’s benefit - a collateral monitoring fee in an amount equal to $1,000 per day for each person employed to perform such monitoring, such amount not to exceed $15,000 per examination or analysis, plus all costs and disbursements incurred by Agent in the performance of such examination or analysis.

(e)      Subsection 4.10 is hereby deleted from the Loan Agreement and replaced to read as follows:

4.10     Inspection of Premises. At all reasonable times, during normal business hours and upon twenty four (24) hours prior notice (provide no such notice is required if a Default and/or Event of Default has occurred and is continuing), Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from each Borrower’s books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Borrower’s business during normal business hours. Agent, any Lender and their agents may enter upon any premises of any Borrower at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all records pertaining thereto and the operation of such Borrower’s business. The Agent may perform as many field examinations as the Agent may deem reasonably necessary, provided that, the Agent shall only perform two (2) field examinations with regard to the Collateral in each fiscal year at the sole cost and expense of the Borrowers (for the avoidance of doubt, subject to the immediately next proviso, Borrowers shall not be liable for any costs and expenses for any other field exams performed in any fiscal year), and further provided, however, upon the occurrence and continuance of a Default and/or Event of Default, the Agent shall be permitted to perform field examinations at any time and as frequently as reasonably deemed necessary, at the sole cost and expense of the Borrowers. The Agent shall perform in its sole discretion appraisals with regard to all Collateral including, but not limited to, all Equipment and the Mortgaged Premises, provided, however, the Borrowers shall pay solely for one appraisal per fiscal year so long as no Default and/or Event of Default has occurred and is continuing.

(f)	Subsection 5.26 is hereby added to the Loan Agreement to read as follows:

5.26     Certificate of Beneficial Ownership. With respect to each Certificate of Beneficial Ownership delivered to Agent and Lenders after the Second Amendment Closing Date pursuant to Section 6.10(ii), the information set forth in such Certificate of Beneficial Ownership is accurate, true and correct as of the date of such Certificate of Beneficial Ownership. The Borrowers acknowledge and agree that the Certificate of Beneficial Ownership is one of the Other Documents.

(g)	Section 6.10 is hereby added to the Loan Agreement to read as follows:

6.10     Certificate of Beneficial Ownership and Other Additional Information. Provide to Agent and the Lenders: (i) unless an updated Certificate of Beneficial Ownership is delivered pursuant to Section 6.10(ii), confirmation of the accuracy of the information set forth in the then most recent Certificate of Beneficial Ownership provided to the Agent and Lenders; (ii) a new Certificate of Beneficial Ownership, when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by Agent or any Lender from time to time for purposes of compliance by Agent or such Lender with applicable laws (including without limitation the USA Patriot Act and other "know your customer" and anti-money laundering rules and regulations), and any policy or procedure implemented by Agent or such Lender to comply therewith.

(h)     Subsection 13.1 is hereby deleted from the Loan Agreement and replaced to read as follows:

13.1     Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the Termination Date (the “Term”) unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon ninety (90) days’ prior written notice upon payment in full of the Obligations. In the event the Obligations are prepaid in full prior to the last day of the Term (the date of such prepayment hereinafter referred to as the “Early Termination Date”), Borrowers shall pay to Agent for the benefit of Lenders an early termination fee in an amount equal to (x) two percent (2.00%) of the Maximum Loan Amount if the Early Termination Date occurs on or after the Second Amendment Closing Date to and including the date immediately preceding the first anniversary of the Second Amendment Closing Date, (y) one percent (1.00%) of the Maximum Loan Amount if the Early Termination Date occurs on or after the first anniversary of the Second Amendment Closing Date to and including the date immediately preceding the second anniversary of the Second Amendment Closing Date, and (z) one half of one percent (0.50%) of the Maximum Loan Amount if the Early Termination Date occurs on or after the second anniversary of the Second Amendment Closing Date to and including the date immediately preceding the third anniversary of the Second Amendment Closing Date.

(i)     Schedule 4.5 to the Loan Agreement is hereby amended by deleting such Schedule in its entirety and inserting in replacement thereof a new Schedule 4.5 as set forth in Exhibit A hereto.

(j)     Schedule 5.14 to the Loan Agreement is hereby amended by deleting such Schedule in its entirety and inserting in replacement thereof a new Schedule 5.14 as set forth in Exhibit B hereto.

(k)     Schedule 7.4 to the Loan Agreement is hereby amended by deleting such Schedule in its entirety and inserting in replacement thereof a new Schedule 7.4 as set forth in Exhibit C hereto.

3)  CONSENT TO PREPAYMENT OF SUBORDINATED DEBT AND VITAMIN NOTE. Borrowers and Agent hereby acknowledge that, notwithstanding the provisions of Sections 2.22, 7.17, 7.21 and 7.24 of the Loan Agreement, on the Second Amendment Closing Date, Borrowers shall draw down Revolving Advances to prepay in full (i) all indebtedness owing by Integrated with respect to the Subordinated Debt and (ii) all indebtedness owing by Integrated and MD with respect to the Vitamin Note; provided, however, that, notwithstanding the foregoing, Integrated and MD may repay the indebtedness owing by them with respect to the Vitamin Note by check rather than by drawing down a Revolving Advance. The Agent hereby consents to such prepayment, provided that (i) Borrowers shall provide Agent with a payoff letter signed by the applicable note holders with respect to each of the Subordinated Debt and the Vitamin Note, within three (3) days after the Second Amendment Closing Date, (ii) Borrowers shall provide to the Bank evidence of the wire transfers of the respective payoff amounts to the respective note holders, and (iii) Borrowers shall execute and/or deliver such other information and/or documentation as Lenders may reasonably require in connection with the foregoing repayment as contemplated in this Section.

4)	ACKNOWLEDGMENTS. Borrowers acknowledge and represent that:

(A)     the Loan Agreement and Other Documents, each as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)     to the best of their knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)     all representations and warranties of the Borrowers contained herein, in the Loan Agreement (as amended and modified hereby) and in the Other Documents (as  amended and modified hereby) are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D)    Borrowers have taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)     this Agreement is a modification of an existing obligation and is not a novation.

5)	CONDITIONS. As conditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrowers agree to:

    (A)    provide the Agent with this Agreement and the Second Amended and Restated Term Note, each properly executed;

(B)     provide the Agent with secretary’s certificates and resolutions of the Borrowers, in form and substance acceptable to the Agent;

(C)     provide the Agent with evidence of satisfactions with respect to each of the following: (i) the Subordinated Debt and (ii) the Vitamin Note, which satisfaction will be concurrent with the funding of the applicable Advance on the date hereof;

(D)     provide the Agent with all information and documentation reasonably required by the Agent;

(E)     pay to the Agent an Amendment Fee in the amount of $40,000.00;

(F)     pay all reasonable legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer, P.A.; and

(G)     pay all other reasonable costs and expenses incurred by the Lenders in entering into this Agreement.

6)   MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles. This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents. This Agreement, the Loan Agreement and the Other Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7)   DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

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IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement the day and year first above mentioned.

ATTEST:	INTEGRATED BIOPHARMA, INC.

By: /s/ Dina L. Masi	By:/s/ Christina Kay
Name: DINA L. MASI	Name: CHRISTINA KAY
Title: Secretary	Title: Co-Chief Executive Officer

ATTEST:	InB:MANHATTAN DRUG COMPANY, INC.

By: /s/ Dina L. Masi	By: /s/ Riva Sheppard
Name: DINA L. MASI	Name: RIVA SHEPPARD
Title: Secretary	Title: President and Chief Executive Officer

ATTEST:	AGROLABS, INC.

By: /s/ Dina L. Masi	By:/s/ Christina Kay
Name: DINA L. MASI	Name: CHRISTINA KAY
By:/s/ Christina Kay Title: Secretary	Title: President and Chief Executive Officer

ATTEST:	IHT HEALTH PRODUCTS, INC.

By: /s/ Dina L. Masi	By:/s/ Christina Kay
Name: DINA L. MASI	Name: CHRISTINA KAY
Title: Secretary	Title: President and Chief Executive Officer

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ATTEST:	IHT PROPERTIES CORP.

By: /s/ Dina L. Masi	By:/s/ Riva Sheppard
Name: DINA L. MASI	Name: RIVA SHEPPARD
Title: Secretary	Title: President and Chief Executive Officer

ATTEST:	VITAMIN FACTORY, INC.
(also known as The Vitamin Factory)

By: /s/ Dina L. Masi	By: /s/ E Gerald Kay
Name: DINA L. MASI	Name: E GERALD KAY
Title: Secretary	Title: President and Chief Executive Officer

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PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent

By:/s/ Alberto Casasus
Name: ALBERTO CASASUS
Title: Senior Vice President
New York, New York 10173